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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-21113) of ViaSat, Inc. of our report dated May 13, 1998 appearing on page F-1 of this Form 10-K.


PRICE WATERHOUSE LLP

San Diego, California
June 24, 1998